                               SPECIAL POWER OF ATTORNEY
                               -------------------------

    KNOW ALL MEN BY THESE PRESENTS:  That I, Robert A. Findlay,
                                              ------------------------------
have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

    * For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

    * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

    I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14 day of
                                                                  --
February, 1996.


                                                 Robert B. Findlay /s/
                                                 -----------------------------


STATE OF Idaho

County of Ada

    On this 16th day of February, 1996, before me, the undersigned, a Notary
            ----
Public in and for said State, personally appeared Robert B. Findlay,
                                                  ---------------------------
known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         Patricia K. Stiburek /s/
                                         ------------------------------------
                                         Notary Public for the State of Idaho
                                         Residing at Boise, Idaho
                                                     -----

                         SPECIAL POWER OF ATTORNEY
                         -------------------------

    KNOW ALL MEN BY THESE PRESENTS:  That I, Thomas H. Denig, have made,
                                             ---------------
constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

    * For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

    * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

    I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of
                                                                  ----
February, 1996.


                                          Thomas H. Denig /s/
                                          ------------------------------------


STATE OF IDAHO

County of Ada

    On this 16th day of February, 1996, before me, the undersigned, a Notary
            ----
Public in and for said State, personally appeared Thomas H. Denig, known to me
                                                  ---------------
to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Patricia K. Stiburek /s/
                                          ------------------------------------
                                          Notary Public for the State of Idaho
                                          Residing at Boise, Idaho
                                                      -----

                            SPECIAL POWER OF ATTORNEY
                            -------------------------

    KNOW ALL MEN BY THESE PRESENTS:  That I, Robert Hansberger, have made,
                                             -----------------
constituted and appointed, and by these presents do make,constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

    * For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

    * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

    I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of
                                                                  ---
February, 1996.


                                           Robert Hansberger /s/
                                           -----------------------------------


STATE OF IDAHO

County of Ada

    On this 16th day of February, 1996, before me, the undersigned, a Notary
            ----
Public in and for said State, personally appeared Robert V. Hansverger, known
                                                  --------------------
to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                           Patricia K. Stiburek /s/
                                           -----------------------------------
                                           Notary Public for the State of Idaho
                                           Residing at Boise, Idaho

                             SPECIAL POWER OF ATTORNEY
                             -------------------------

    KNOW ALL MEN BY THESE PRESENTS:  That I, J.L. Scott, have made, constituted
                                             ----------
and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

    * For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

    * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

    I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17 day of
                                                                  --
February, 1996.


                                            J. L. Scott /s/
                                            ----------------------------------


STATE OF

County of

    On this 16th day of February, 1996, before me, the undersigned, a Notary
            ----
Public in and for said State, personally appeared J. L. Scott, known to me to
                                                  -----------
be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                          Patricia K. Stiburek /s/
                                          ------------------------------------
                                          Notary Public for the State of Idaho
                                          Residing at Boise, Idaho
                                                      -----

                           SPECIAL POWER OF ATTORNEY
                           -------------------------

    KNOW ALL MEN BY THESE PRESENTS:  That I, Harold E. Thomas, have made,
                                             ----------------
constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

    * For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

    * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

    I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of
                                                                  ----
February, 1996.


                                         Harold E. Thomas /s/
                                         -------------------------------------


STATE OF IDAHO

County of Ada

    On this 16th day of February, 1996, before me, the undersigned, a Notary
            ----
Public in and for said State, personally appeared Harold E. Thomas, known to
                                                   ----------------
me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         Patricia K. Stiburek /s/
                                         -------------------------------------
                                         Notary Public for the State of Idaho
                                         Residing at Boise, Idaho

                            SPECIAL POWER OF ATTORNEY
                            -------------------------

    KNOW ALL MEN BY THESE PRESENTS:  That I, Arthur L. Troutner, have made,
                                             ------------------
constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

    * For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

    * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

    I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of
                                                                  ----
February, 1996.


                                         Arthur L. Troutner /s/
                                         -------------------------------------


STATE OF IDAHO

County of Ada

    On this 16th day of February, 1996, before me, the undersigned, a Notary
            ----
Public in and for said State, personally appeared Arthur L. Troutner, known
                                                  ------------------
to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         Patricia K. Stiburek /s/
                                         ------------------------------------
                                         Notary Public for the State of Idaho
                                         Residing at Boise, Idaho
                                                     -----

                             SPECIAL POWER OF ATTORNEY
                             -------------------------

    KNOW ALL MEN BY THESE PRESENTS:  That I, J. Robert Tullis, have made,
                                                -------------
constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

    * For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

    * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

    I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of
                                                                  ----
February, 1996.


                                         J. Robert Tullis /s/
                                         -------------------------------------


STATE OF IDAHO

County of Ada

    On this 16th day of February, 1996, before me, the undersigned, a Notary
            ----
Public in and for said State, personally appeared J. Robert Tullis, known to
                                                  ----------------
me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         Patricia K. Stiburek /s/
                                         -------------------------------------
                                         Notary Public for the State of Idaho
                                         Residing at Boise, Idaho
                                                     -----

                             SPECIAL POWER OF ATTORNEY
                             -------------------------

    KNOW ALL MEN BY THESE PRESENTS:  That I, Steven C. Wheelwright, have made,
                                             ---------------------
constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

    * For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

    * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

    I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16 day of
                                                                  --
February, 1996.


                                         Steve C. Wheelwright /s/
                                         -------------------------------------


STATE OF IDAHO

County of Ada

    On this 16th day of February, 1996, before me, the undersigned, a Notary
            ----
Public in and for said State, personally appeared Steven C. Wheelwright, known
                                                  ---------------------
to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         Patricia K. Stiburek /s/
                                         ------------------------------------
                                         Notary Public for the State of Idaho
                                         Residing at Boise, Idaho
                                                     -----

                           SPECIAL POWER OF ATTORNEY
                           -------------------------

    KNOW ALL MEN BY THESE PRESENTS:  That I, William J. White, have made,
                                             ----------------
constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

    * For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

    * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

    I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of
                                                                  ----
February, 1996.


                                         William J. White /s/
                                         -------------------------------------

STATE OF IDAHO

County of Ada

    On this 16th day of February, 1996, before me, the undersigned, a Notary
            ----
Public in and for said State, personally appeared William J. White, known to
                                                  ----------------
me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.
    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                         Patricia K. Stiburek /s/
                                         -------------------------------------
                                         Notary Public for the State of Idaho
                                         Residing at Boise, Idaho
                                                     -----